UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 3, 2009
(Date of earliest event reported)

TLC Vision Corporation (Exact name of registrant as specified in its charter)

New Brunswick (State or other jurisdiction of incorporation)	000-29302 (Commission File Number)	980151150 (IRS Employer Identification Number)

5280 Solar Drive, Suite 100 (Address of principal executive offices)		L4W 5M8 (Zip Code)
636-534-2300 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Amendment No. 2 to credit Agreement

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:

None

(b) Pro forma financial information:

None

(c) Shell company transactions:

None

(d) Exhibits

99.1  Press Release of TLC Vision Corporation dated April 3, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 3, 2009	TLC VISION CORPORATION By: /s/ James J Hyland James J Hyland VP Investor Relations

Exhibit Index
Exhibit No.	Description
99.1	Press Release of TLC Vision Corporation dated April 3, 2009

PRIVILEGED AND CONFIDENTIAL
FOR SETTLEMENT PURPOSES ONLY
SUBJECT TO FEDERAL RULES OF EVIDENCE §408
AND OTHER APPLICABLE CONFIDENTIALITY RULES

Execution Copy

Dated as of March 31, 2009

TLC Vision (USA) Corporation
16305 Swingley Ridge Road, Suite 300
Chesterfield, MO 63017
Attention:  Brian Andrew

Re:           Limited Waiver and Amendment No. 2 to Credit Agreement

Ladies and Gentlemen:

We refer to the Amended and Restated Credit Agreement, dated as of June 21, 2007, as amended by Amendment No. 1 dated as of February 28, 2008 (as in effect prior to this Amendment No. 2, the “Credit Agreement”; the Credit Agreement as amended by this Agreement, the “Amended Credit Agreement”), among TLC Vision (USA) Corporation, a Delaware corporation (the “Borrower”), TLC Vision Corporation, an Ontario corporation (“Parent”), as Guarantor, the Additional Guarantors, the Lenders, the Issuing Bank, CIT Capital Securities, LLC, as Sole Lead Arranger and Sole Bookrunner, CIT Healthcare LLC (“CIT”), as Issuing Bank, Collateral Agent and Administrative Agent.  Capitalized terms used but not defined in this Limited Waiver and Amendment No. 2 to Credit Agreement (this “Amendment No. 2”) have the same meanings herein as in the Amended Credit Agreement.

The Loan Parties have requested that the Required Lenders (i) grant a limited waiver with respect to any and all Specified Defaults (as defined below) and (ii) amend certain terms of the Credit Agreement.

Accordingly, the Loan Parties hereby agree with the undersigned Required Lenders as follows:

SECTION 1. Limited Waiver of Continuing Defaults.

(a) The undersigned Lenders hereby waive solely during the Waiver Period (as hereinafter defined) any and all Specified Defaults.

(b) Upon the termination of the Waiver Period, (i) the Specified Defaults shall be Defaults and Events of Default for all purposes of the Credit Agreement and the other Loan Documents (except to the extent that the Specified Default listed in paragraph 1 of Schedule 1 hereof has been cured in full at the time of such termination) and (ii) the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders shall be entitled to exercise and to enforce any and all rights and remedies available to them under the Loan Documents or otherwise against the Loan Parties or in relation to the Collateral as a result of the occurrence of any Specified Defaults and any Defaults or Events of Default other than the Specified Defaults.

(c) As used in this Amendment No. 2:

(i) “Adjusted Liquidity” means, as of any date, Liquidity as of such date, minus the amount (on an aggregate basis) of all increases to Liquidity from March 23, 2009 through such date due to any change to the Liquidity Guidelines or failure to comply with the Liquidity Guidelines;

(ii) “Control Account Agreement” means a control account agreement executed and delivered as required by Section 5.01(o) of the Credit Agreement  in favor of the Agent, for the benefit of the Secured Parties.

(iii) “Controlled Cash” means collectively, the Owned Cash and Non-Owned Controlled Cash;

(iv) “Controlled Loan Party” means any Loan Party that is either the Parent or a wholly owned Subsidiary of the Parent.

(v) “Liquidity” means, as of any date, the aggregate amount of all Controlled Cash as of such date plus the amount (on an aggregate basis) of all decreases to Controlled Cash from March 23, 2009 through such date, due to professional fees being higher than that projected in the 13 week cash flow projections dated as of March 26, 2009 and delivered to the Lenders;

(vi) “Liquidity Guidelines” means collectively, the TLC Current System Payment Guidelines and the TLC Current System Receivables Practices.

(vii) “Non-Owned Controlled Cash” means, as of any date, all cash (a) which is held in a deposit account over which a Controlled Loan Party has the exclusive contractual right and unrestricted power at any time to withdraw such cash, and in the ordinary course does so no less frequently than weekly, and (b) which, upon such withdrawal and deposit into a deposit account of a Controlled Loan Party subject to a Control Account Agreement, will then be Controlled Loan Parties Controlled Cash.;

(viii) “Owned Cash” means, as of any date, all cash and Cash Equivalents which are (a) legally, beneficially and exclusively owned by any Controlled Loan Party, (b) held in a deposit account of such Controlled Loan Party subject to a Control Account Agreement, (c) subject to no obligation to segregate or hold in trust for the benefit of third parties and (d) subject to no Liens other than Liens created under the Loan Documents and customary Liens in favor of a bank or other depository institution securing obligations owed to such bank or other depository institution in respect of or arising out of such deposit account;

(ix) “TLC Current System Payment Guidelines” means the payment guidelines maintained by Parent and its Subsidiaries as of the date hereof with respect to the terms and conditions governing payments to be made to trade creditors;

(x) “TLC Current System Receivables Practices” means the practices maintained by Parent and its Subsidiaries as of the date hereof with respect to the terms on which receivables are settled, compromised and/or paid;

(xi)  “Waiver Period” means the period commencing on the Amendment No. 2 Effective Date (as hereinafter defined) and ending on the earlier to occur of (A) May 31, 2009 and (B) the occurrence of any Default or Event of Default (other than a Specified Default).

(d) Notwithstanding the limited waiver contained in clause (a) above:

(i) the defined term Eligible Assignee and Sections 2.15, 5.02(f)(vii), 5.02(g)(B) and 5.02(g)(D) of the Credit Agreement shall be read and shall apply and be operative as if the foregoing limited waiver had not been granted and the Specified Defaults were continuing; and

(ii) the Borrower shall have no right to (A) elect to cause an assignment by a Lender Party pursuant to Section 2.10(d) of the Credit Agreement, and (B) request or receive any additional Advance or the issuance of any additional Letter of Credit or Letter of Credit Participation Agreements, pursuant to Article II of the Credit Agreement, or otherwise.

SECTION 2. Amendment of Credit Agreement.  The Credit Agreement is hereby amended as set forth below.

(a) Definitions.  Section 1.01 of the Credit Agreement is amended as follows:

(i) by inserting the following new defined terms in the appropriate alphabetical sequence in such Section:

                    “Amendment No. 2 Effective Date” shall mean March 31, 2009.

                   “Amendment No. 1 to Credit Agreement” shall mean Amendment No. 1 to Credit Agreement, dated as of February 28, 2008 among the Loan Parties, the Lenders party referred to therein, the Administrative Agent and the Collateral Agent.

                  “Amendment No. 2 to Credit Agreement” shall mean Limited Waiver and Amendment No. 2 to Credit Agreement, dated as of March 31, 2009, among the Loan Parties, the Lenders party thereto, the Administrative Agent, the Collateral Agent and the Issuing Bank.

                  “TLC Current System Payment Guidelines” shall have the meaning assigned to such term in Amendment No. 2 to Credit Agreement.

                  “Waiver Period” shall have the meaning assigned to such term in the Amendment No. 2 to Credit Agreement.

                            (ii)  by amending and restating in its entirety the definition of “Loan Documents” as follows:

                  “Loan Documents” means (i) this Agreement, (ii) the Notes, (iii) the Guaranties, (iv) the Collateral Documents, (v) the Fee Letter, (vi) each Secured Hedge Agreement, and (vii) each Letter of Credit Agreement, each of (i) through (vii), as amended, and (viii) Amendment No. 1 to Credit Agreement, and (ix) Amendment No. 2 to Credit Agreement.

(b) Interest.  Section 2.07(a) of the Credit Agreement is amended and restated in its entirety as follows:

                               “Scheduled Interest.  The Borrower shall pay interest on the unpaid principal amount of each Advance owing to each Lender from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

                 (i)  Base Rate Advances.  During such periods as such Advance is a Base Rate Advance, a rate per annum equal at all times to the sum of (A) the Base Rate in effect from time to time plus (B) the Applicable Margin in effect from time to time, payable in arrears monthly on the last day of each calendar month during such periods and on the date such Base Rate Advance shall be Converted or paid in full.

                (ii)  Eurodollar Rate Advances.  During such periods as such Advance is a Eurodollar Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of (A) the Eurodollar Rate for such Interest Period for such Advance plus (B) the Applicable Margin in effect on the first day of such Interest Period, payable in arrears on the last day of such Interest Period; provided, that if such Interest Period has a duration of more than one month, interest shall be payable on (1) the last day of each period of one month from (y) the first day of such Interest Period and (z) the date on which the last interest payment was made, and (2) the date such Eurodollar Rate Advance shall be Converted or paid in full.”

(c) Negative Covenants.  Section 5.02 of the Credit Agreement is amended by:

(i) amending and restating Section 5.02(b)(iii) in its entirety as follows:

                     “(iii) (x) Capitalized Leases and Debt secured by purchase money Liens existing on the date hereof and Capitalized Leases and Debt secured by purchase money Liens hereafter incurred not to exceed an aggregate principal amount of $26,500,000 at any time outstanding, and (y) in the case of Capitalized Leases and Debt secured by purchase money Liens to which any Subsidiary of Parent is a party, Debt of Parent of the type described in clause (i) of the definition of “Debt” guaranteeing the Obligations of such Subsidiary under such Capitalized Leases and Debt secured by purchase money liens;” and

(ii) deleting Section 5.02(f)(vii) in its entirety.

(d) Reporting Requirements.  Section 5.03 of the Credit Agreement is amended by inserting the following at the end thereof:

                   “(n) As soon as available and in any event within 30 days after the end of each month commencing with the month ending March 31, 2009, Consolidated balance sheets, statements of income and statements of cash flows of Parent and its Subsidiaries (1) for such month, and (2) for the portion of the Fiscal Year then ended, setting forth in each case, in comparative form, the corresponding figures for the corresponding date or period of the preceding Fiscal Year, all in reasonable detail and duly certified by the Chief Financial Officer of the Parent as having been prepared in accordance with GAAP, together with a certificate of said officer stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Parent has taken and proposes to take with respect thereto and, an updated comparison to the budgeted amounts for such period, in a form satisfactory to the Required Lenders."

SECTION 3. Acknowledgments and Agreements of the Loan Parties.  Each of the Loan Parties hereby irrevocably and unconditionally agrees, acknowledges and affirms to the Agents, the Issuing Bank and the Lenders that:

(a) Specified Defaults.  Set forth on Schedule 1 attached hereto is an accurate list of certain Defaults and/or Events of Default that have occurred and are continuing under the Loan Documents (such Defaults and/or Events of Default, the “Specified Defaults”) as of the date hereof.  Immediately (i) prior to the effectiveness of this Amendment No. 2, the Agents, the Issuing Bank and the Lenders had available to them, and were entitled to exercise, and (ii) upon the expiration of the Waiver Period, the Agents, the Issuing Bank and the Lenders shall have available to them, and be entitled to exercise, in each case, all of the rights and remedies (including the right to enforce all of the security interests created pursuant to the Loan Documents and, at the direction of the Required Lenders, to terminate the Commitments and accelerate the Advances) accorded under the Credit Agreement and the other Loan Documents with respect to the Specified Defaults and any other then continuing Default or Event of Default.  From and after the date hereof, neither the Borrower nor any other Loan Party will assert any objection to, or take any position, or engage in any action, which is inconsistent with, the Loan Parties’ acknowledgments of the existence of the Specified Defaults set forth in this Section 3(a) as of the date hereof.

(b) Continued Validity of Loan Documents.  Except for the waivers and the amendments to the Credit Agreement set forth in Sections 1 and 2, respectively, hereof, this Amendment No. 2 shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Agents, the Issuing Bank or the Lenders under any of the Loan Documents, nor alter, modify, amend or in any way affect any of the rights, remedies, obligations or any covenants of the Loan Parties contained in any of the other Loan Documents, all of which are ratified and confirmed in all respects and shall continue in full force and effect.

(c) Reimbursement and Indemnification Obligations.  Nothing contained herein shall be construed to diminish the expense reimbursement and indemnification obligations of the Loan Parties set forth in Section 9.04 of the Credit Agreement.

SECTION 4. Representations and Warranties.  Each of the Loan Parties hereby represents and warrants to the Agents, the Issuing Bank and the Lenders that:

(a) Due Execution and Authorization; Legal, Valid and Binding Obligation.  This Amendment No. 2 has been duly executed and delivered by each Loan Party.  The execution and delivery by each Loan Party of this Amendment No. 2 is within such Loan Party’s powers and has been duly authorized by all necessary action on its part.  This Amendment No. 2 and the Amended Credit Agreement constitute the legal, valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) No Violation; No Defaults; Consents and Approvals.  The execution, delivery and performance by each Loan Party of this Amendment No. 2 and the Amended Credit Agreement, are within such Loan Party’s corporate, limited liability company, limited liability partnership or limited partnership (as applicable) powers, have been duly authorized by all necessary corporate, limited liability company, limited liability partnership or limited partnership (as applicable) action, and do not (i) contravene such Loan Party’s charter, bylaws, limited liability company agreement, partnership agreement or other constituent documents, (ii) violate any law, rule regulation, order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default or require any payment to be made under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under the Loan Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries.

(c) Representations.  After giving effect to this Amendment No. 2, each of the representations and warranties made by any Loan Party contained in the Loan Documents is true and correct in all material respects as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

(d) Ratification of Obligations.

(i) There are not understandings or agreements relating to the Obligations other than the Loan Documents.

(ii) Neither the Lenders, any Agent, nor the Issuing Bank are in default under any of the Loan Documents or otherwise have breached any obligations to the Loan Parties.

(iii) There are no offsets, counterclaims or defenses to the Obligations or to the rights, remedies or powers of the Administrative Agent, the Collateral Agent, the Issuing Bank, or any Lender in respect of any of the Obligations or any of the Loan Documents, and the Loan Parties agree not to interpose (and each does hereby waive and release) any such defense, set-off or counterclaim in any action brought by the Administrative Agent, the Collateral Agent, the Issuing Bank or any of the Lenders with respect thereto.

(iv) As of the Amendment No. 2 Effective Date (a) the outstanding principal amount of all Term Advances equals $76,667,310.46, (b) the outstanding principal amount of all Revolving Credit Advances equals $23,400,000.00 and (c) the outstanding LC Exposure equals $1,002,350.00.

(e) No Other Defaults.  No Default or Event of Default exists on the date hereof other than the Specified Defaults.

SECTION 5. Conditions to Effectiveness.  This Amendment No. 2 shall become effective if, and only if, on or before April 3, 2009, each of the following conditions precedent shall have been satisfied:

(a) Execution and Delivery of Documents.  The Administrative Agent and counsel to the Required Lenders shall have received (i) duly executed counterparts of this Amendment No. 2 which, when taken together, bear the authorized signatures of each of the Borrower, the Parent and the Required Lenders, required for this Amendment No. 2 to become effective and (ii) duly executed counterparts of the Consent, in the form of Annex A hereto, which when taken together, bear the authorized signatures of each of the Guarantors.

(b) Annual Audit Report and Financial Statements.  The Agents and the Lender Parties shall have received a copy of the annual audit report for the Fiscal Year ended December 31, 2008 for Parent and its Subsidiaries, including therein Consolidated and, if otherwise provided, consolidating balance sheets of Parent and its Subsidiaries as of the end of such Fiscal Year and Consolidated and, if otherwise provided, consolidating statements of income and a Consolidated statement of cash flows of Parent and its Subsidiaries for such Fiscal Year, in each case accompanied by (i) an opinion as to such audit report of Ernst & Young, LLP or other independent public accountants of recognized standing acceptable to the Required Lenders and (ii) a report of such independent public accountants as to Parent's internal controls required under Section 404 of the Sarbanes-Oxley Act of 2002, in each case certified in a manner to which the Required Lenders have not objected, together with (x) a certificate of such accounting firm to the Lender Parties stating that in the course of the regular audit of the business of Parent and its Subsidiaries, which audit was conducted by such accounting firm in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge that a Default has occurred and is continuing, or if, in the opinion of such accounting firm, a Default has occurred and is continuing, a statement as to the nature thereof, (y) a schedule in form satisfactory to the Administrative Agent of the computations used by such accountants in determining, as of the end of such Fiscal Year, failure to comply with the covenants contained in Section 5.04 (z) a certificate of the Chief Financial Officer of Parent stating that (1) no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that Parent has taken and proposes to take with respect thereto and (2) Parent and Borrower have paid to each appropriate taxing authority the full amount that each is required to pay in respect of income tax for such year.  For the avoidance of doubt, the Agents, the Issuing Bank and the Lenders acknowledge and agree that the audit and other reports referred to in this Section 5(b) will contain a going concern qualification and will refer to the Specified Defaults.

(c) 13-Week Cash Flow Projections.  The Agents and the Lender Parties shall have received (i) Consolidated weekly cash flow forecasts of Parent and its Subsidiaries for the 13 weeks from and after March 23, 2009, and an updated comparison to the budgeted amounts from the prior week’s Consolidated weekly cash flow projections of Parent and its Subsidiaries, and (ii) Consolidated monthly cash flow projections of Parent and its Subsidiaries for the second and third fiscal quarters of 2009.

(d) Obligations.  The Borrower shall have paid in full all principal, interest (including, without limitation, interest on the unpaid principal of each Advance and any interest, fee or any other amount payable under the Credit Agreement in respect of the period from January 1, 2009 to the effective date of the Limited Waiver, at the default rate as set forth in Section 2.07(b) of the Credit Agreement) and any other Obligations due and payable on or prior to the effective date of the Limited Waiver (other than payment of an aggregate amount of $1,434,000 under Section 2.06(b)(v) of the Credit Agreement in respect of Net Cash Proceeds from a tax refund).

(e) Fees, Costs and Expenses.  The Borrower shall have paid all invoiced unpaid fees and out-of-pocket expenses and disbursements of (i) Bingham McCutchen LLP, counsel to certain of the Lenders, pursuant to the fee agreement dated as of February 10, 2009, (ii) Gordian Group LLC, the financial advisor engaged by Bingham McCutchen LLP for the benefit of the lenders represented by it, pursuant to the engagement letter, dated as of February 20, 2009, and (iii) the Agents pursuant to the Credit Agreement.

(f) Certified Copies of Organizational Documents.  The Administrative Agent and counsel to the Required Lenders shall have received from each of the Loan Parties a certificate of a duly authorized officer of such Person, dated as of the Amendment No. 2 Effective Date, certifying that no amendments to its charter, by laws, limited liability company agreement, partnership agreement or other constituent documents have occurred since previously delivered to the Administrative Agent on June 21, 2007.  Such certificate shall be in form and substance reasonably satisfactory to the Required Lenders.

(g) Proof of Corporate Action.  The Administrative Agent and counsel to the Required Lenders shall have received from each of the Loan Parties copies, certified by a duly authorized officer of such Person to be true and complete on and as of the Amendment No. 2 Effective Date, of the records of all corporate action taken by such Person to authorize (i) such Person’s execution and delivery of this Amendment No. 2, and (ii) such Person’s performance of all of its agreements and obligations under this Amendment No. 2 and the Amended Credit Agreement.  Such certified copies shall be in form and substance reasonably satisfactory to the Required Lenders.

(h) Incumbency Certificate.  The Administrative Agent and counsel to the Required Lenders shall have received incumbency certificates, dated the Amendment No. 2 Effective Date, signed respectively by a duly authorized officer of each of the Loan Parties, and giving the name and bearing a specimen signature of each individual who shall be authorized (x) to sign, in the name and on behalf of such Person this Amendment No. 2, and (y) to give notices and to take other action on behalf of such Person under this Amendment No. 2 and the Loan Documents.  Such certified copies or certificate shall be in form and substance reasonably satisfactory to the Required Lenders.

(i) Closing Certificate.  The Administrative Agent and counsel to the Required Lenders shall have received a certificate, dated the Amendment No. 2 Effective Date, signed by the Chief Financial Officer of the Borrower, to the effect that (i) each of the representations and warranties of the Loan Parties contained in Section 4 hereof are true and correct as of the Amendment No. 2 Effective Date, (ii) all conditions to the effectiveness of this Amendment No. 2 set forth in this Section 5, other than those which are subject to the discretion of the Agents or any Lender, have been satisfied in all respects, (iii) the copy of the TLC Current System Payment Guidelines attached thereto is a true, accurate and complete copy thereof as of the Amendment No. 2 Effective Date, and (iv) the copy of the TLC Current System Receivables Practices attached thereto is a true, accurate and complete copy thereof as of the Amendment No. 2 Effective Date.

SECTION 6. Post-Closing Covenants.

(a) Delivery of Documents.  The Loan Parties shall deliver to the Agents and the Lender Parties by no later than:

(i) April 15, 2009:

(A) projections of Consolidated balance sheets and statements of operations of Parent and its Subsidiaries for the Fiscal Year ended December 31, 2009;

(B) a business plan for the 13 weeks from and after March 23, 2009 and for the second and third quarters of 2009, including, without limitation, a management discussion and analysis of the Borrower’s lines of business and a strategic plan to achieve the stated results of the projections referred to in Section 5(c) above;

(C) a complete and accurate detailed list of all Debt and trade debt of the Loan Parties and all entities in which any Loan Party holds any Equity Interests as of February 28, 2009, in a form satisfactory to the Required Lenders; and

(D) Consolidated balance sheets, statements of income and statements of cash flows of Parent and its Subsidiaries (1) for the months ended January 31, 2009 and February 28, 2009, respectively, and (2) for the period commencing at the end of the previous Fiscal Year and ended January 31, 2009 and February 28, 2009 respectively, setting forth in each case, in comparative form, the corresponding figures for the corresponding date or period of the preceding Fiscal Year, all in reasonable detail and duly certified by the Chief Financial Officer of the Parent as having been prepared in accordance with GAAP, together with a certificate of said officer stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Parent has taken and proposes to take with respect thereto;

(ii) April 30, 2009:

(A) Consolidated monthly cash flow forecasts of Parent and its Subsidiaries for the period October 1, 2009 to March 31, 2010;

(B) a detailed analysis of (a) the contribution margin of each facility in which any Loan Party or any entity in which any Loan Party holds any Equity Interests has any right, title, or interest, (b) selling, general and administrative expenses of Parent and its Subsidiaries, and (c) marketing expenses by line of business of Parent and its Subsidiaries, in the case of each (a), (b), and (c) for the 12 months prior to the Amendment No. 2 Effective Date and projected for the balance of the Fiscal Year ending December 31, 2009;

(C) a detailed operational and financial restructuring plan for the Borrower and its Subsidiaries, in form and substance satisfactory to the Required Lenders; and

(D) all Control Account Agreements; provided that the Loan Parties shall use their best efforts to deliver to the Agents and the Lender Parties all Control Account Agreements by April 15, 2009.

(b) Liquidity.  The Loan Parties shall during the Waiver Period (i) at all times cause minimum Liquidity to be no less than $1,500,000, (ii) as of the last Business Day of any week, cause minimum Adjusted Liquidity to be no less than $1,500,000, and (iii) promptly notify the Agents and the Lender Parties if (A) Liquidity is less than $2,000,000 at any time or (B) Adjusted Liquidity is less than $2,000,000 as of the last Business Day of any week.

(c) Reports.  The Borrower shall deliver to the Administrative Agent and each Lender on Thursday of each week a certificate of the Chief Financial Officer of the Borrower as to (i) Liquidity and Adjusted Liquidity as of Friday of the previous week, and (ii) any changes to or non-compliance with either of the Liquidity Guidelines through Friday of the previous week, together with reasonable supporting detail and calculations; provided that the first certificate due during the Waiver Period shall be provided to the Administrative Agent and each Lender on April 3, 2009.

(d) Material Amendments.  The Loan Parties shall not at any time during the Waiver Period make any material amendment to any agreements with any employee or independent contractor (including, without limitation, any optometrist or surgeon providing refractive laser or other services) unless the Loan Parties demonstrate to the satisfaction of the Required Lenders that such amendment results in cash savings or improved liquidity for the Loan Parties.

(e) Due Diligence.  The Loan Parties shall use their best efforts at all times during the Waiver Period to provide all due diligence materials requested by the Required Lenders or their legal and financial advisors.

(f) 13-Week Cash Flow Projections.  During the Waiver Period, the Loan Parties shall deliver to the Agents and the Lender Parties on a weekly basis, rolling thirteen week Consolidated cash flow forecasts of Parent and its Subsidiaries and, an updated comparison to the budgeted amounts from the prior week’s Consolidated cash flow projections in a form satisfactory to the Required Lenders;

(g) Notices.  During the Waiver Period, the Loan Parties shall deliver to the Agents and the Lender Parties prompt written notice of (i) termination of any material contract to which any Loan Party is a party, (ii) failure by any franchisee to make any payment more than three months past due to any Loan Party, and (iii) any tax audit or assessment of taxes on any Loan Party.

(h) Distributions to Parent.  During the Waiver Period, the Borrower shall not declare and pay cash dividends to Parent in excess of an aggregate amount of $750,000 to permit Parent to pay (1) reasonable and customary corporate and operating expenses (including reasonable out-of-pocket expenses for legal, administrative and accounting services provided by third parties, and compensation, benefits and other amounts payable to officers and employees in connection with their employment in the ordinary course of business and to board of director observers) and (2) franchise fees or similar taxes and fees required to maintain its corporate existence.

SECTION 7. Limited Waiver and Amendment Fee.  Each Lender that has delivered an executed copy of this Amendment No. 2 to the Administrative Agent and/or counsel to the Required Lenders by no later than 1:00 P.M. (New York City time) on April 3, 2009 shall be entitled to receive from the Borrower a fee equal to one-eighth (1/8) of 1% of the aggregate amount of the Revolving Credit Commitment of such Lender, in the case of each Revolving Credit Lender, and one-eighth (1/8) of 1% of the aggregate amount of the outstanding principal amount of the Term Advances held by such Lender, in the case of each Term Lender, which fee shall be paid to the Administrative Agent for the benefit of the applicable Lenders on the Amendment No.2 Effective Date or the date immediately following the date on which the Borrower and/or its counsel receives a fully executed copy of this Amendment No. 2, and will be distributed to the respective Lender by the Administrative Agent as soon as practicable thereafter.

SECTION 8. Release.  In consideration of the foregoing, each of the Loan Parties and its successors and assigns (collectively, the “Releasors”), as applicable, release and forever discharge the Agents, the Issuing Bank, and each Lender that executes this Amendment No. 2, and their respective affiliates, officers, directors, employees, agents, attorneys, predecessors, successors and assigns, both present and former (collectively, together with the Agents, the Issuing Bank and each Lender, the “Bank Affiliates”), of and from any and all manner of action and actions, causes of action, suits, debts, controversies, damages, judgments, executions, claims and demands whatsoever, asserted or unasserted, in law or in equity, relating to or arising out of any Loan Document, against any of the Bank Affiliates which any Releasor ever had or now has on the date hereof, upon or by reason of any manner, cause, causes or thing whatsoever, whether presently existing, suspected, known, unknown, contemplated or anticipated.

SECTION 9. GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 10. Miscellaneous. The failure of any Loan Party to timely perform any of its obligations under Section 6 or Section 7 hereof shall constitute an immediate and automatic Event of Default.  This Amendment No. 2 constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior understandings or agreements which may have existed with respect thereto.  The waivers set forth in Section 1 of this Amendment No. 2 shall not apply to any other provision of the Credit Agreement, shall be limited precisely as written and shall only be effective during the Waiver Period.  Except as expressly provided herein, this Amendment No. 2 shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Agents or the Lender Parties under the Credit Agreement or the other Loan Documents, nor alter, modify, amend or in any way affect any of the obligations or covenants contained in the Credit Agreement or any of the other Loan Documents, all of which are ratified and confirmed in all respects and shall continue in full force and effect.  To the extent there is any inconsistency between the terms and provisions of any Loan Document and the terms and provisions of this Amendment No. 2, the terms and provisions of this Amendment No. 2 shall govern.  The headings used in this Amendment No. 2 are for convenience of reference only and shall not in any way be deemed to limit, define or describe the scope and intent of this Amendment No. 2 or any provision hereof.  This Amendment No. 2 shall be binding upon and inure to the benefit of each of the Lenders, the Agents and the Issuing Bank and each of the Loan Parties, and to each of their respective successors and assigns.  This Amendment No. 2 may not be modified or amended except by a written instrument executed by the party to be charged.  Execution and delivery of this Amendment No. 2 by facsimile transmission shall constitute execution and delivery of this Amendment No. 2 for all purposes, with the same force and effect as execution and delivery of an original manually signed copy hereof.  This Amendment No. 2 may be executed in any number of counterparts by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and same agreement.  Delivery by telecopier of an executed counterpart of a signature page to this Amendment No. 2 shall be effective as delivery of an original executed counterpart of this Amendment No. 2.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed by their duly authorized officers, all as of the date first above written.

Very truly yours,

TLC VISION (USA) CORPORATION, as Borrower

By:    /s/ Steven P. Rasche
Name:  Steven P. Rasche
Title:  Chief Financial Officer

TLC VISION CORPORATION, as Parent and Guarantor

By:    /s/ Steven P. Rasche
Name:  Steven P. Rasche
Title:  Chief Financial Officer

Annex A

CONSENT
Dated as of March 31, 2009

We, the undersigned, as Guarantors under the Guaranty and Grantors under the Security Agreements and the Intellectual Property Security Agreement (each as defined in the Credit Agreement) in favor of the Administrative Agent and, for its benefit and the benefit of the Lenders party to the Credit Agreement referred to in the foregoing Amendment No. 2 to the Credit Agreement (the “Amendment No. 2”), hereby consent to such Amendment No. 2 and hereby confirm and agree that notwithstanding the effectiveness of such Amendment No. 2, each of the Guaranty, the Security Agreements and the Intellectual Property Security Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment No. 2, each reference in the Guaranty , the Security Agreements and the Intellectual Property Security Agreement to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment No. 2.

GUARANTORS

TLC VISION CORPORATION

By:    /s/ Steven P. Rasche
Name:  Steven P. Rasche
Title:  Chief Financial Officer

AMERICAN EYE INSTRUMENTS, INC.
DELAWARE VALLEY VISION ASSOCIATE GROUP PRACTICE, LLC
LASER EYE SURGERY, INC.
LASER VISION CENTERS, INC.
LVCI CALIFORNIA, LLC
By: Laser Vision Centers, Inc., its Member
SIGHTPATH MEDICAL INC.
OR PARTNERS, INC.
O.R. PROVIDERS, INC.
PHILADELPHIA VISION ASSOCIATES GROUP PRACTICE, LLC
By: DELVAL ASC, LLC, ITS SOLE MEMBER
SOUTHEAST MEDICAL, INC.
SOUTHERN OPHTHALMICS, INC.
TLC CAPITAL CORPORATION
TLC FLORIDA EYE LASER CENTER, LLC
By: TLC THE LASER CENTER (INSTITUTE) INC., ITSMEMBER
TLC LASER EYE CENTERS (ATAC), LLC
TLC LASER EYE CENTERS (REFRACTIVE I) INC.
TLC MANAGEMENT SERVICES, INC.
TLC MIDWEST EYE LASER CENTER, INC.
TLC THE LASER CENTER (ANNAPOLIS) INC.
TLC THE LASER CENTER (BALTIMORE MANAGEMENT) LLC
TLC THE LASER CENTER (BALTIMORE) INC.
TLC THE LASER CENTER (BOCA RATON) LIMITED
PARTNERSHIP
By: (NORTHEAST) INC., ITS GENERAL PARTNER
TLC THE LASER CENTER (CAROLINA) INC.
TLC THE LASER CENTER (CONNECTICUT) L.L.C.
By: TLC THE LASER CENTER (NORTHEAST) INC., ITSSOLEMEMBER
TLC THE LASER CENTER (INSTITUTE) INC.
TLC THE LASER CENTER (NORTHEAST) INC.
TLC VC,LLC
TLC VISION SOURCE, INC.
TLC WHITTEN LASER EYE ASSOCIATES, LLC
By: TLC THE LASER CENTER (NORTHEAST) INC., ITSMEMBER
TRUVISION, INC.
TRUVISION CONTACTS, INC.
TRUVISION PROVIDER ONLINE SERVICES, INC.
VALLEY LASER EYE CENTER, LLC
By: LASER VISION CENTERS, INC., ITS SOLE MEMBER

By:    /s/ Steven P. Rasche____________________________
Name:  Steven P. Rasche
Title:  Chief Financial Officer

TLC THE LASER CENTER (MONCTON) INC.
TLC THE LONDON LASER CENTER INC.
RHEO CLINIC INC.
VISION CORPORATION

By:__/s/ Steven P. Rasche_______________________
Name:  Steven P. Rasche
Title:  Chief Financial Officer

Agreed to and Accepted By:

CIT HEALTHCARE LLC,
as Administrative Agent, Collateral Agent and Issuing Bank

By: _/s/ Martin Healey___________________
Name:  Martin Healey
Title:  Vice President

Agreed to and Accepted By:

FM LEVERAGED CAPITAL FUND II
By: GSO Debt Funds Management LLC
as Subadviser to FriedbergMilstein LLC

By: __/s/ Lee Shaiman___________________
Name:  Lee Shaiman
Title: Authorized Signator

Agreed to and Accepted By:

GALE FORCE 1 CLO, LTD.
By: GSO Debt Funds Management LLC
as Collateral Manager

By: __/s/ Lee Shaiman___________________
Name:  Lee Shaiman
      Title: Authorized Signator

Agreed to and Accepted By:

GALE FORCE 3 CLO, LTD.
By: GSO Debt Funds Management LLC
as Collateral Manager

By: __/s/ Lee Shaiman___________________
Name:  Lee Shaiman
      Title: Authorized Signatory

Agreed to and Accepted By:

MONUMENT PARK CDO LTD.
By: Blackstone Debt Advisors L.P.
as Collateral Manager

By: __/s/ Dean T. Criares_________________
Name:  Dean T. Criares
      Title: Authorized Signatory

Agreed to and Accepted By:

CIFC Funding 2007 – IV, Ltd.

By: __/s/ Stephen J. Vaccaro______________
Name:  Stephen J. Vaccaro
      Title: Co-Chief Credit Officer

Agreed to and Accepted By:

Denali Capital LLC, managing member of
DC Funding Partners LLC, Collateral Manager for
Merrill Lynch CLO 2007-1, LTD., or an affiliate

By: __/s/ David P. Killion_________________
Name:  David P. Killion
      Title: Chief Executive Officer

Agreed to and Accepted By:

Pangaea CLO 2007-1 LTD.
   By Pangaea Asset Management, LLC, its
   Collateral Manager

By: __/s/ Mark S. Maglaya________________
Name:  Mark S. Maglaya
      Title: Assistant Secretary

Agreed to and Accepted By:

Sargas CLO I LTD.
   By Sargas Asset Management, LLC, its
   Collateral Manager

By: __/s/ Mark S. Maglaya________________
Name:  Mark S. Maglaya
      Title: Assistant Secretary

Agreed to and Accepted By:

Garrison Funding 2008-1 Ltd.

By: __/s/ Joseph Tansey__________________
Name:  Joseph Tansey
      Title: President

Agreed to and Accepted By:

Citibank, N.A.

By: __/s/ Allen Fisher____________________
Name:  Allen Fisher
      Title: Vice President

Agreed to and Accepted By:

Royal Bank of Canada

By: __/s/ Leslie P. Vowell________________
Name:  Leslie P. Vowell
      Title: Attorney-in-Fact

Agreed to and Accepted By:

AMMC CLO III, Limited
   By: American Money Management, Corp.
          As Collateral Manager

By: __/s/ David P. Meyer_________________
Name:  David P. Meyer
      Title: Senior Vice President

Agreed to and Accepted By:

AMMC CLO IV, Limited
  By: American Money Management, Corp.
         as Collateral Manager

By:   /s/  David P. Meyer
         Name: David P.  Meyer
         Title: Senior Vice President

Agreed to and Accepted By:

AMMC VII, Limited
  By: American Money Management, Corp.
         as Collateral Manager

By:    /s/  David P. Meyer
         Name:  David P.  Meyer
         Title:  Senior Vice President

Agreed to and Accepted By:

AMMC VIII, Limited
  By: American Money Management, Corp.
         as Collateral Manager

By:     /s/  David P. Meyer
Name:   David P.  Meyer
Title:     Senior Vice President

Agreed to and Accepted By:

APIDOS CAPITAL MANAGEMENT, LLC

By:     /s/ APIDOS Capital Management, LLC
           Name:
           Title:

Agreed to and Accepted By:

National City Bank

By:    /s/  F. Richard Blankenship, III
          Name: F. Richard Blankenship, III
          Title: Senior Vice President

Schedule 1

1.           Event of Default under Section 6.01(a) of the Credit Agreement because the Borrower failed to comply with Section 2.06(b)(v) of the Credit Agreement with respect to a mandatory prepayment in the aggregate amount of $1,434,000 from Net Cash Proceeds of a tax refund for the Fiscal Year ended December 31, 2008.

2.           Event of Default under Section 6.01(c) of the Credit Agreement because the Borrower failed to comply with the Total Leverage Ratio and Fixed Charge Coverage Ratio in Section 5.04 of the Credit Agreement for the Measurement Periods ended December 31, 2008 and March 31, 2009.

3.           Default under Section 6.01(a) of the Credit Agreement because the Borrower failed to pay interest due and payable on April 1 , 2009 under Section 2.07 of the Credit Agreement.

4.           Event of Default under the Credit Agreement because the Borrower receives an audit opinion that contains a going concern qualification.

5.           Default or Event of Default under Section 6.01(d) of the Credit Agreement because the Borrower filed the annual financial statements, reports and opinions required under Section 5.03(b) of the Credit Agreement for the Fiscal Year ended December 31, 2008 on April 1, 2009.

6.           Event of Default under Section 6.01(d) of the Credit Agreement because the Borrower failed to take all steps required under Section 5.01(o) of the Credit Agreement.

7.           Default or Event of Default under Section 6.01(d) of the Credit Agreement because the Borrower failed to comply with Section 5.03(a) of the Credit Agreement by not giving notice of any of the Events of Default listed in paragraphs 1 through 6 above.